UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2023
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ViewRay, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1099 18th Street, Suite 3000, Denver, Colorado 80202
(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAY	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On July 17, 2023, ViewRay, Inc. (the “Company”) was notified by The Nasdaq Stock Market (“Nasdaq”) that the Company’s common stock will be delisted from the Nasdaq Global Select Market as a result of (i) its filing for protection under Chapter 11 of the U.S. Bankruptcy Code, and (ii) concerns regarding the Company’s ability to sustain compliance with the $1.00 per share minimum bid price requirement for continued inclusion on Nasdaq based on Listing Rule 5450(a)(1).
Trading of the Company’s common stock will be suspended as of the open business on July 26, 2023, and Nasdaq will apply to the Securities and Exchange Commission to delist the common stock upon completion of all applicable procedures.
The Company anticipates that effective July 26, 2023, the common stock of the Company will commence trading on the over-the-counter (“OTC”) market. On the OTC market, shares of the Company’s common stock, which previously traded on the Nasdaq under the symbol “VRAY”, are expected to trade under the symbol “VRAYQ”. Quotes and related Company information are expected to be available at www.otcmarkets.com.
The Company will remain subject to all SEC rules and regulations applicable to reporting companies under the Securities Exchange Act of 1934.
Item 7.01. Regulation FD Disclosure.
Press Release
On July 21, 2023, the Company issued a press release with respect to the Nasdaq’s suspension of trading and commencement of delisting procedures. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cooperation Agreement with Hudson Executive Capital
On July 19, 2023, Mr. Sai Nanduri, a Senior Investment Analyst employed by Hudson Executive Capital LP, informed the Board of Directors (the “Board”) of the Company that Mr. Nanduri was resigning from his position as an observer to the Board, effective immediately.
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Cautionary Information Regarding Trading in the Company’s Securities
The Company cautions that trading in the Company’s securities during the pendency of the Company’s Chapter 11 proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock in such proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: July 21, 2023	By:	/s/ Sanket Shah
Sanket Shah
General Counsel and Corporate Secretary